UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2021

BARNES & NOBLE EDUCATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37499	46-0599018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ	07920
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2021, Barnes & Noble Education, Inc., a Delaware corporation (the “Company”) entered into a letter agreement (the “Amendment”) with Outerbridge Capital Management, LLC and certain of its affiliates signatory thereto (collectively, “Outerbridge”), which amends that certain Cooperation Agreement, dated as of July 20, 2020 (the “Cooperation Agreement”), by and among the Company and Outerbridge.

Pursuant to the Amendment, among other matters, the Company agreed to renominate for election to the Board of Directors of the Company (the “Board”) at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) each of Mr. Lowell W. Robinson and Mr. Zachary Levenick, each of whom are current members of the Board serving terms set to expire at the Company’s 2021 Annual Meeting.

In addition, the Amendment extends Outerbridge’s voting and standstill restrictions contained in the Cooperation Agreement until the date that is five days prior to the last date pursuant to which stockholder nominations for director elections are permitted pursuant to the Company’s bylaws with respect to the Company’s 2022 annual meeting of stockholders.

The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated July 22, 2021, by and among Barnes & Noble Education, Inc. and Outerbridge Capital Management, LLC and certain of its affiliates signatory thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 23, 2021

BARNES & NOBLE EDUCATION, INC.

By:	/s/ Michael C. Miller
Name: Michael C. Miller
Title: Chief Legal Officer and Executive Vice President, Corporate Development and Affairs

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